Deferred IPO Costs	12 Months Ended
Oct. 31, 2024
Deferred IPO Costs [Abstract]
DEFERRED IPO COSTS
8.	DEFERRED IPO COSTS

Pursuant to ASC 340-10-S99-1, initial public offerings (IPO) costs directly attributable to an offering of equity securities are deferred and would be charged against the gross proceeds of the offering as a reduction of additional paid-in capital. These costs include legal fees related to the registration drafting and counsel, consulting fees related to the registration preparation, the SEC filing and print related costs. As of October 31, 2023, the Company did not conclude its IPO. During the year ended October 31, 2024, the Company recorded a charge of $436,302 related to the IPO. As of October 31, 2024 and 2023, the accumulated deferred IPO costs was $967,793 and $531,491, respectively.